UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 2, 2017

TWO RIVERS WATER & FARMING COMPANY
(Exact name of registrant as specified in charter)

Colorado
(State or other jurisdiction of incorporation)

000-51139	13-4228144
(Commission File Number)	(IRS Employee Identification No.)

3025 South Parker Rd. Suite 140 Aurora, CO. 80014	80222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 222-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 Entry into a Material Definitive Agreement

On May 2, 2017 we borrowed $300,000 pursuant to an unsecured original issue discount promissory note issued to a single investor. The note has a principal amount of $330,000, which matures on October 26, 2017, and interest on the note consists solely of the $30,000 difference between the amount we received on May 2, 2017 and the amount we must pay on October 26, 2017.

Upon an “Event of Default” as defined in the note, the amount of principal (together with any collection and enforcements costs and other fees or charges payable by us under the note) will immediately increase by twenty percent. For purposes of the note, an “Event of Default”means:

(a)       our failure to pay to the noteholder any amount when and as due under the note;

(b)       our common stock is suspended or delisted for trading on the Over the Counter Bulletin Board market;

(c)       our common stock trades at or below a price of $0.01 as reported by the OTC Markets website;

(d)       we lose our status as “DTC Eligible”; or

(e)       we become delinquent in our filing requirements with the Securities and Exchange Commission.

The note was issued pursuant to a securities purchase agreement, pursuant to which we also issued to the investor a warrant to purchase up to 440,000 shares of our common stock at a price of $0.70 per share. The warrant expires on April 26, 2022.We paid an investment banking fee of $21,000 to Wellington Shields & Co. in connection with the issuance of the note and the warrant.

The foregoing descriptions of the note and the related securities purchase agreement and warrant are only summaries, do not purport to be complete, and are qualified in their entirety by reference to the the note, the securities purchase agreement and the warrant, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report.

Exhibit Number	Description
10.1	Promissory Note of Two Rivers Water & Farming Company issued to Black Mountain Equities Inc. on May 2, 2017

10.2	Warrant to Purchase Shares of Common Stock of Two Rivers Water & Farming Company issued to Black Mountain Equities Inc. on May 2, 2017

10.3	Securities Purchase Agreement entered into on May 2, 2017 by and between Two Rivers Water & Farming Co. and Black Mountain Equities, Inc.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TWO RIVERS WATER & FARMING COMPANY (Registrant)

Dated: May 8, 2017	By:	/s/ Wayne Harding
Wayne Harding, Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Promissory Note of Two Rivers Water & Farming Company issued to Black Mountain Equities Inc. on May 2, 2017

10.2	Warrant to Purchase Shares of Common Stock of Two Rivers Water & Farming Company issued to Black Mountain Equities Inc. on May 2, 2017

10.3	Securities Purchase Agreement entered into on May 2, 2017 by and between Two Rivers Water & Farming Co. and Black Mountain Equities, Inc.

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